UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 16, 2005

Toreador Resources Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-02517	75-0991164
(Commission File Number)	(IRS Employer Identification No.)

4809 Cole Avenue, Suite 108
Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(214) 559-3933

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Definitive Material Agreement.

On September 16, 2005, Toreador Resources Corporation (“Toreador”) entered into subscription agreements with the investors identified below (the “Investors”) relating to the sale by Toreador to the Investors of an aggregate of 806,450 shares of Toreador’s Common Stock, par value $0.15625 per share (the “Shares”), at a per share offering price of $31.00. The number of shares of Common Stock sold to each Investor and the consideration paid by each Investor is set forth opposite the name of such Investor below. Toreador also granted registration rights to the Investors pursuant to which Toreador agreed to file within sixty (60) days of September 16, 2005, a registration statement registering the Shares for resale by the Investors from time to time. Toreador also agreed to use its commercially reasonable efforts to cause the registration statement to be declared effective within 120 days of September 16, 2005.

The terms and conditions of the subscription agreements, including the registration rights, are described in the form of subscription agreement filed as Exhibit 10.1 to this Form 8-K and incorporated by reference into this Form 8-K. This Form 8-K is qualified in its entirety by reference to Exhibit 10.1 to this Form 8-K. Below is a list of Investors, including the number of shares purchased and consideration paid.

Investor	Shares	Consideration
AHFP Ascend	4,178	$129,518.00
Ascend Offshore Fund, Ltd.	34,440	1,067,640.00
Ascend Offshore Leveraged Fund II, Ltd.	12,945	401,295.00
Ascend Offshore Leveraged Fund, Ltd.	76,061	2,357,891.00
Ascend Partners Leveraged Fund, LP	35,699	1,106,669.00
Ascend Partners LP	2,608	80,848.00
Ascend Partners Sapient LP	3,010	93,310.00
Calm Waters Partnership	200,000	6,200,000.00
Castlerigg Master Investments Ltd.	24,000	744,000.00
Wasatch Small Cap Growth Fund	135,000	4,185,000.00
Wasatch Small Cap Value Fund	75,000	2,325,000.00
Wasatch Micro Cap Value Fund	25,000	775,000.00
DKR Soundshore Oasis Holding Fund Ltd.	65,000	2,015,000.00
Eagle & Dominion EuroAmerican Growth Fund Limited	7,800	241,800.00
Eagle & Dominion EuroAmerican Growth Fund L.P.	2,200	68,200.00
Guggenheim Portfolio Company XXIII, LLC	8,459	262,229.00
Harbour Holdings Ltd.	7,100	220,100.00
Skylands Quest LLC	1,200	37,200.00
Skylands Special Investment II LLC	200	6,200.00
Skylands Special Investment LLC	4,500	139,500.00
Straus -GEPT Partners, LP	3,600	111,600.00
Straus Partners, LP	4,400	136,400.00
Touradji Global Resources Master Fund, Ltd.	64,050	1,985,550.00
Treaty Oak Ironwood LTD	5,340	165,540.00
Treaty Oak Master Fund	4,660	144,460.00
Total:	806,450	$24,999,950.00

Item 3.02.	Unregistered Sales of Equity Securities.

On September 16, 2005, Toreador sold an aggregate of 806,450 shares of Common Stock at a per share offering price of $31.00 (and an aggregate offering price of $24,999,950) to the

Investors identified in Item 1.01 of this Form 8-K pursuant to subscription agreements between Toreador and the Investors. The number of shares of Common Stock sold to each Investor and the consideration paid by each Investor is set forth opposite the name of such Investor in Item 1.01 of this Form 8-K. The shares of Common Stock were sold in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated pursuant to the Securities Act pursuant to transactions by Toreador not involving any public offering.

The terms and conditions of the subscription agreements, including the registration rights, are described in the form of subscription agreement filed as Exhibit 10.1 to this Form 8-K and incorporated by reference into this Form 8-K. This Form 8-K is qualified in its entirety by reference to Exhibit 10.1 to this Form 8-K.

Item 3.03.	Material Modification to Rights of Security Holders.

See Item 1.01 regarding the registration rights granted to the Investors.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

10.1	Form of Subscription Agreement (filed herewith and incorporated herein by reference)

* * * * *

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION

Date: September 22, 2005

By:            /s/ G. Thomas Graves III

G. Thomas Graves III, President and CEO

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Subscription Agreement (filed herewith and incorporated herein by reference)

EXHIBIT 10.1

Form Subscription Agreement

[ATTACHED]

SUBSCRIPTION AGREEMENT

by and among

Toreador Resources Corporation and

the Investors Named Herein

Dated September 16, 2005

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”), dated September 16, 2005, is made by and among Toreador Resources Corporation, a Delaware corporation (the “Company”), and the Investors named on Schedule 1.1 hereto (the “Investors”).

RECITALS

WHEREAS, the Company proposes to issue and sell to Investors, and Investors desire to purchase from the Company, shares of the Company's common stock, par value $0.15625 per share (the “Common Stock”), on the terms set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	Purchase.

1.1        Purchase and Sale of Stock. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Investor, and each Investor severally agrees to purchase from the Company, the number of shares of the Company's authorized but unissued Common Stock (the “Shares”) set forth with respect to such Investor on the signature page hereto executed by such Investor, at a price per share equal to $31.00. The closing (the “Closing”) of the sale of the Shares shall be effected at the offices of the Company on September 16, 2005, or at such other time and place as may be agreed to by the Investors and the Company (the “Closing Date”). At the Closing, subject to the terms and conditions hereof, the Company shall cause the issuance of the Shares purchased by such Investor from the Company, against payment of the full amount of such Investor's aggregate purchase price by wire transfer of immediately available funds to the Company's bank account.

1.2        Legends. All certificates representing the Shares shall bear the following legend (in addition to any legend required by the blue sky or securities laws of any state or jurisdiction to the extent such laws are applicable to the shares represented by the certificate so legended):

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL ARE REASONABLY SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Shares are registered for resale under the Securities Act of 1933, as amended (the “Securities Act”), (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Shares may be made without registration under the applicable requirements of the Securities Act, or (iii) such holder provides the Company with reasonable assurance that the Shares can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act.

1.3        Stop Transfer Orders. All certificates representing the Shares will be subject to a stop transfer order with the Company's transfer agent that restricts the transfer of such shares except in compliance with this Agreement.

2.          Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Investors:

2.1        Organization, etc. The Company is a corporation, duly organized and validly existing and in good standing under the laws of the State of Delaware, and is qualified or licensed to do business and is in good standing as a foreign corporation in each other jurisdictions in which the conduct of its business or the ownership of property requires such qualification or licensing, except where failure to be so qualified or licensed would not have a material adverse effect on the financial condition or operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

2.2        Authority. The Company has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and such action has been duly authorized by all necessary action of the Company's Board of Directors. The issuance and sale of the Shares have been duly authorized and, when issued in accordance with the terms of this Agreement and delivered to the Investors against payment of the consideration therefor, the Shares will be validly issued, fully paid and non-assessable and will be free of any liens or encumbrances created by the Company, other than those imposed pursuant to this Agreement and securities laws of general application. The issuance and sale of the Shares will not be subject to preemptive or other similar rights of any holder of the Company's securities.

2.3        Enforceability. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement and obligation of the Company enforceable against it in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

2.4        No Violation. The execution and the delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder, including the issuance and sale of the Shares, do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in a violation of, or (iv) require any authorization, consent or approval not heretofore obtained pursuant to, any binding written or oral agreement or instrument including, without limitation, any charter, bylaw, trust instrument, indenture or evidence of indebtedness, lease, contract or other obligation or commitment (each, a “Contractual Obligation”) binding upon the Company or any of its subsidiaries or any of their respective properties or assets, or any law, rule, regulation, restriction, order, writ, judgment, award, determination, injunction or decree of any court or government, or any decision or ruling of any arbitrator (each, a “Requirement of Law”) binding

2

upon or applicable to the Company or any subsidiary or any of their respective properties or assets and which would have a Material Adverse Effect; provided however, that with regard to federal and state securities laws, this representation is based on the assumption that the representations of each Investor contained herein is correct

3.          Representations and Warranties of Investors. Each Investor, severally and not jointly, hereby makes the following representations and warranties as to such Investor:

3.1        Organization. Investor, if not a natural person, is duly organized and validly existing and in good standing under the laws of the state of its organization.

3.2        Authority. Investor has the corporate or other authority to execute and deliver this Agreement and to perform its obligations hereunder.

3.3        No Violation. The execution and the delivery by Investor of this Agreement and the Purchaser Suitability Questionnaire, and its purchase of the Shares and the consummation of the transactions contemplated hereby or to be effected concurrently herewith do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in a violation of, or (d) require any authorization, consent or approval not heretofore obtained pursuant to, any Contractual Obligation or Requirement of Law to which Investor is a party or is otherwise subject.

3.4        Enforceability. This Agreement constitutes the legal, valid and binding obligation of Investor and is enforceable against Investor in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

3.5        Investment Intent. Investor is acquiring the Shares for its own account for investment and not with a view to, or for resale in connection with, any “distribution” thereof for purposes of the Securities Act. Investor is an “accredited investor” as such term is defined in Regulation D under the Securities Act. Investor acknowledges that the Shares shall be “restricted securities” within the meaning of Rule 144 (“Rule 144”) under the Securities Act, will contain a transfer restriction legend and may only be resold pursuant to an effective registration statement filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act, or pursuant to Rule 144 or another valid exemption from the registration requirements of the Act as established by an opinion of counsel reasonably acceptable to the Company.

3.6        Investigation. Investor has been given full access by the Company to all information concerning the business and financial condition, properties, operations and prospects of the Company that Investor has deemed relevant for purposes of making the investment contemplated by this Agreement. By reason of Investor's knowledge and experience in financial and business matters in general, the business of the Company and investments of the type contemplated by this Agreement in particular, Investor is capable of evaluating the merits and risks of making the investment in the Shares and is able to bear the economic risk of the investment (including a complete loss of its investment in the Shares). Subject to the truth and accuracy of the representations and warranties made by the Company hereunder, Investor has conducted such investigation as it deems relevant in connection with its consummation of the transactions contemplated by this Agreement.

3

3.7        Brokers. Investor has not agreed to pay or incurred any obligation in respect of any finder's fee, brokerage fee or other commission in connection with the sale of Shares contemplated by this Agreement.

3.8        Questionnaire. Investor has completed and executed and delivered to the Company a Purchaser Suitability Questionnaire. The information concerning Investor set forth in such Purchaser Suitability Questionnaire is accurate and complete.

4.          Conditions to the Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement on the Closing Date shall be subject to the satisfaction of each of the conditions set forth in this Section 4, unless waived by the Company, on or prior to the Closing Date.

4.1        Representations and Warranties. If this Agreement is not signed on the Closing Date, the representations and warranties of the Investors set forth in Section 3 shall be true and correct in all material respects as of the Closing Date as though made on and as of such date.

4.2        No Proceedings. No order, injunction, decree or other action or legal, administrative, arbitration or other proceeding by any person other than the Company or investigation by any governmental agency or authority shall be pending or threatened, challenging or imposing a material limitation on the execution, delivery or performance of this Agreement, or the consummation of any of the transactions contemplated hereby.

4.3        Compliance with Laws. The purchase of the Shares by each Investor hereunder shall be legally permitted by all laws and regulations to which each Investor or the Company is subject.

4.4        Approval of Documents. All proceedings taken in connection with the transactions contemplated hereby and all documents incident to such transactions shall be reasonably satisfactory in form and substance to the Company and its counsel.

5.          Conditions to the Obligations of Investors. The obligations of each Investor to consummate the transactions under this Agreement on the Closing Date shall be subject to the satisfaction of each of the conditions set forth in this Section 5, unless waived by each Investor, on or prior to the Closing Date.

5.1        Representations and Warranties. If this Agreement is not signed on the Closing Date, the representations and warranties of the Company set forth in Section 2 shall be true and correct in all material respects as of the Closing Date as though made on and as of such date; the Company shall have performed all obligations and complied with all covenants required to be performed or complied with by the Company under this Agreement on or prior to the Closing Date; and each Investor shall have received on the Closing Date from the Company a certificate or certificates, dated the Closing Date, to such effect, which certificate or certificates shall be signed by an authorized officer of the Company.

5.2        No Proceedings. No order, injunction, decree or other action or legal, administrative, arbitration or other proceeding by any person or investigation by any governmental agency or authority shall be pending or threatened, challenging or imposing a

4

material limitation on the execution, delivery or performance of this Agreement, the consummation of any of the transactions contemplated hereby.

5.3        Approval of Documents. All proceedings taken in connection with the transactions contemplated hereby and all documents incident to such transactions shall be reasonably satisfactory in form and substance to each Investor and its counsel.

5.4        Compliance with Laws. The purchase of the Shares by each Investor hereunder shall be legally permitted by all laws and regulations to which each Investor or the Company is subject.

5.5        Opinion of Counsel. Morgan Keegan & Company, Inc., as the placement agent, shall have received an opinion of counsel to the Company in substantially the form attached as Schedule 5.5 hereto.

6.	Certain Covenants of the Company.

6.1        Shelf Registration. The Company shall prepare and file or cause to be prepared and filed with the SEC, as soon as practicable but in any event no later than sixty (60) days after the Closing Date (the “Filing Deadline”), a Registration Statement on Form S-3 (or such other form as the Company is then eligible to use) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Investors of the Shares pursuant to plans of distribution reasonably acceptable to the Investors (the “Registration Statement”). Each Investor agrees to promptly provide to the Company, in writing, such information as the Company may reasonably request for inclusion in the Registration Statement. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act no later than five (5) Business Days after receipt of notice of “no review” by the SEC or one hundred twenty (120) days from the Closing Date in the event of SEC review (the “Effectiveness Deadline”), and to keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) the date on which all Shares covered by the Registration Statement may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed to the Company's transfer agent and to the Investors, or (ii) such date as all Shares registered on such Registration Statement have been resold (the earlier to occur of (i) or (ii) is the “Registration Termination Date”). Investor understands that additional securities of the Company may be included in said Registration Statement.

(a)        If a Registration Statement ceases to be effective for any reason at any time prior to the applicable Registration Termination Date, the Company shall use its best efforts to reinstate the effectiveness thereof.

(b)        The Company shall supplement and amend the Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement, if required by the Securities Act or, to the extent to which the Company does not reasonably object, as requested by the Investors.

(c)        All Registration Expenses incurred in connection with the registrations pursuant to this Section 6.1 shall be borne by the Company. “Registration Expenses” shall

5

mean all expenses incurred by the Company in complying with this Section 6.1 hereof including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Investors. “Selling Expenses” shall mean all brokerage and selling commissions applicable to a sale of the Shares pursuant to the Registration Statement as well as each Investor’s attorneys fees.

(d)        The Company may suspend sales of Shares pursuant to the Registration Statement for a period of not more than forty-five (45) days during any six (6) month period in the event it determines in good faith that such Registration Statement contains or may contain an untrue statement of material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading; provided that the Company shall promptly amend such Registration Statement in order to correct any untrue statement and/or ensure that such Registration Statement is not misleading; provided further that subject to the time limitations set forth above, the Company may delay such amendment if the Company determines that such delay is in the best interest of the Company in order to avoid premature public announcements of potential acquisitions or other extraordinary transactions. At the time the Registration Statement is declared effective, each Investor shall be named as a selling securityholder in the Registration Statement and the related prospectus in such a manner as to permit such Investor to deliver such prospectus to purchasers of Shares in accordance with applicable law.

(e)        The Company shall promptly furnish to the Placement Agent, without charge, (A) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, and (B) after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits.

(f)         The Company shall furnish to the Investors such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Shares owned by them.

(g)        The Company shall use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Investors, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(h)        The Company shall notify immediately each Investor holding Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that, subject to Section 6.1(e) the Company shall promptly amend such

6

Registration Statement in order to correct any untrue statement and/or ensure that such Registration Statement is not misleading.

(i)         If the Registration Statement covering the Shares required to be filed by the Company pursuant to this Section 6.1 is not (i) filed with the Commission by the date that is the Filing Deadline, or (ii) declared effective by the Commission by the date that is thirty (30) days after the Effectiveness Deadline (each of such dates being an “Initial Date”), then the Company shall make the payments to the Investors as provided in the next sentence as liquidated damages and not as a penalty. The amount to be paid by the Company to the Investors shall be determined as of each Computation Date (as defined below) and, as applicable, the actual filing and effectiveness dates of the Registration Statement, and such amount shall be equal to 1.0% of the purchase price for the Shares for each 30-day period, or portion thereof, ending on each Computation Date, calculated for any period of less than 30 days on a prorated basis based on the actual number of days in such period (the “Periodic Amount”). The full Periodic Amount shall be paid by the Company to the Investors, pro rata, by wire transfer of immediately available funds within three days after each Computation Date.

As used in this Section 6.1(i), “Computation Date” means (1) the date which is 30 days after the Initial Date, (2) if the Registration Statement to be filed by the Company pursuant to this Section 6.1 has not theretofore been filed with the Commission or declared effective by the Commission, as the case may be, each date which is 30 days after the previous Computation Date until such Registration Statement is so filed or declared effective, as the case may be, and (3) the date on which such Registration Statement is so filed or declared effective, as the case may be.

6.2        Termination of Registration Rights. All rights and obligations provided for in Section 6.1 shall terminate on the date on which the Company has no obligation to maintain the effectiveness of the Registration Statement; provided that the rights of any Investor under Section 6.1 shall terminate the earlier of (i) the date on which all Shares covered by the Registration Statement may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed to the Company's transfer agent and to the Investors, or (ii) such date as all Shares registered on such Registration Statement have been resold.

6.3        Reports Under Securities Exchange Act of 1934. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act (“SEC Rule 144”) and any other rule or regulation of the SEC that may at any time permit Investors to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a)        make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b)        use its best efforts to take such action as is necessary to enable the Investors to utilize Form S-3 for the sale of their Shares;

(c)        file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

7

(d)        furnish to any Investor, so long as the Investor owns any Shares, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Investor of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

6.4        Indemnification by the Company. The Company will indemnify each Investor, its officers, directors, employees, partners, affiliates, agents, representatives and legal counsel, and each person controlling (or deemed controlling) such Investor within the meaning of the Securities Act (collectively, the “Investor Indemnified Persons”), against all claims, losses, damages and liabilities (or actions in respect thereof) (each, a “Liability” and collectively, “Liabilities”), joint or several, arising out of or based on (A) (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, or other similar document or any amendments or supplements thereto (including any documents incorporated by reference therein) incident to compliance by the Company with its obligations under Section 6.1, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Investor Indemnified Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damages, liability or action, as incurred, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each Investor Indemnified Person for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; or (B) any breach of any covenant, agreement, representation or warranty of the Company in this Agreement. Provided, however, that the Company shall not be liable under this Section 6.4: (a) in any such case to the extent that any such Liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Investor and stated to be specifically for use therein or furnished in writing by such Investor to the Company in response to a request by the Company stating specifically that such information will be used by the Company therein, (b) for any amount paid in settlement of claims without the Company's written consent (which consent shall not be unreasonably withheld), or (c) to the extent that it is finally judicially determined that such Liabilities resulted primarily from the willful misconduct or bad faith of such indemnified party. In connection with the obligation of the Company to indemnify for expenses as set forth above, if an indemnified party is reimbursed hereunder for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Liabilities in question resulted primarily from the willful misconduct or bad faith of such indemnified party.

6.5        Indemnification by Investors. Each Investor will indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each person who controls the Company within the meaning of the Securities Act, any underwriter, and each other Investor, against all Liabilities arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, or other similar document, or any omission (or alleged

8

omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company, such directors, and officers, each legal counsel and independent accountant, control persons, underwriter and each other Investor for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Liability, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, or other document in reliance upon and in conformity with written information furnished in writing to the Company by an instrument duly executed by such Investor and stated to be specifically for use therein or furnished by such Investor to the Company in response to a request by the Company stating specifically that such information will be used by the Company therein; or (B) any breach of any representation or warranty of such Investor in this Agreement. Provided, however, that the indemnity agreement provided in this Section 6.5 shall not apply to amounts paid in settlement of any such Liability if such settlement is effected without the written consent of the Investor, which consent shall not be unreasonably withheld. In no event shall an Investor's indemnification obligation exceed the net proceeds received from its sale of Shares in such offering.

6.6	Notification; Procedure.

(a)        Each party entitled to indemnification under this Section 6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice within a reasonable period of time as provided herein shall relieve the Indemnifying Party of its obligations under this Section 6, but only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(b)        If the indemnification provided for in this Section 6 is held to be unavailable to an Indemnified Party with respect to any Liability referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of Liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by an Investor under this

9

Section 6 exceed the net proceeds from the offering received by such Investor. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(c)        The obligations of the Company and each Investor under this Section 6 shall survive the completion of any offering of the Shares in a Registration Statement under this Section 6, any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and will survive the transfer of securities.

6.7        Registration Rights. Each Investor agrees that if such Investor wishes to sell securities pursuant to the Registration Statement, it will do so in accordance with this Agreement.

7.          Survival of Representations and Warranties. All representations, warranties and agreements made by the Company and Investors in this Agreement or in any certificate or other instrument delivered pursuant hereto shall survive the Closing and any investigation and discovery by the Company or by Investors, as the case may be, made at any time with respect thereto.

8.	Miscellaneous Provisions.

8.1        Deliveries. The Company and Investors hereby covenant and agree to use their respective best efforts to perform each of their obligations hereunder, to deliver all certificates and to satisfy all other conditions set forth in this Agreement and to close the transactions contemplated by this Agreement on the Closing Date.

8.2        Successors and Assigns. This Agreement is executed by, and shall be binding upon and inure to the benefit of, the parties hereto and each of their respective successors and assigns; provided, however, that neither this Agreement nor any right pursuant hereto nor interest herein shall be assignable except (a) by the Company in connection with a merger, consolidation or sale of all or substantially all of its assets, (b) by an Investor with the prior written consent of the Company or (c) by an Investor in connection with a sale or other transfer of the Shares. Except as provided in Section 6, one of the provisions of this Agreement shall be for the benefit of or enforceable by any other person.

8.3        Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

10

if to the Investors at the address set forth on the signature page hereof:

if to the Company at the following address:	with a copy to:
Toreador Resources Corporation	Haynes and Boone LLP
4809 Cole Avenue, Suite 108	901 Main Street, Suite 3100
Dallas, Texas 75205	Dallas, Texas 75202
Attn: Chief Financial Officer	Attn: Janice Sharry
Fax: (214) 559-3945	Fax: (214) 651-5940

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

8.4        Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart will for all purposes be deemed an original, and all such counterparts shall constitute one and the same instrument.

8.5        Governing Law; Forum. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts entered into and to be wholly performed therein. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall be brought in the courts of the State of Delaware or of the United States of America for the District of Delaware and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 8.3, such service to become effective 10 days after such mailing.

8.6        Attorneys' Fees. If any party should institute any action to enforce or interpret any term or provision of this Agreement, the party prevailing in such action, after all appeals have been exhausted, shall be entitled to its reasonable attorneys' fees, out-of-pocket disbursements and all other expenses from the non-prevailing party in such action.

8.7        Entire Agreement. This Agreement (together with all Schedules hereto) constitutes the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous written and oral negotiations, discussions, agreements and understandings with respect to such subject matter.

8.8        Section Headings. The section and subsection headings contained in this Agreement are included for convenience only and form no part of the agreement between the parties.

8.9        Amendment. Any term or condition hereof may be waived or amended only in writing executed by the Company and each Investor.

11

8.10      Interpretation. Each of the Investors and the Company have participated in the negotiation and drafting of this Agreement. Accordingly, each of the parties hereby waives any statutory provision, judicial precedent or other rule of law to the effect that contractual ambiguities are to be construed against the party who shall have drafted the same.

8.11      Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement except to the extent that any provision would clearly be contemplated by the parties to be conditioned upon the validity and enforceability of such invalid or prohibited provision.

8.12      Public Announcements. The Company shall issue a press release regarding this offering upon the receipt of signed Agreements from the Investors and shall issue another press release regarding the Closing of this offering within one (1) business day after the Closing. Except for such disclosure as the Company is advised by counsel is required to be included in documents filed with the SEC or otherwise required by law, the Company shall not use the name of, or make reference to, any Investor or any of its affiliates in any press release or in any public manner (including any reports or filings made by the Company under the Exchange Act) without such Investor's prior written consent which consent shall not be unreasonably withheld.

12

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives hereunto duly authorized as of the date first above written.

TOREADOR RESOURCES CORPORATION

Name:
Title:

13

INVESTOR

Signature

Name

Title

Address:

Numbers of Shares to be Purchased:

14

Schedule 1.1

Investors

Schedule 5.5

Form of Legal Opinion